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                                                                    EXHIBIT 23.4


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated December 31, 1999 with respect to the consolidated financial statements of The Vantive Corporation for the year ended December 31, 1998 included in PeopleSoft, Inc.'s Form 10-K/A for the year ended December 31, 2000.

                                       /s/ ARTHUR ANDERSEN LLP

San Jose, California
July 2, 2001